INFLATION PROTECTION FUND

Class	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Ticker Symbol(s)	PITAX	PPOCX	PIPJX	PIPIX	PISPX	PBSAX	PIFPX	PIFSX	PBPPX
Principal Funds, Inc. Summary Prospectus March 1, 2018, as amended March 19, 2018, June 15, 2018, and September 17, 2018
On September 12, 2018, the Board of Directors of Principal Funds, Inc. (“PFI”) approved the forced conversion of this Fund's Class C shares into Class A shares. Effective November 30, 2018, Class C shares of the Fund will no longer be available for purchase by new investors. Following the close of business on January 11, 2019, Class C shares will automatically convert into Class A shares of the Fund on the basis of the share classes’ relative net asset values on such date without the imposition of a sales charge or any other charge. At such time, delete references to Class C shares of the Fund from this prospectus.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email to prospectus@principalfunds.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated March 1, 2018, as supplemented on March 7, 2018, March 19, 2018, June 15, 2018, June 20, 2018, July 13, 2018, August 20, 2018, and September 17, 2018, and the Statement of Additional Information dated March 1, 2018 as amended and restated September 11, 2018, and as supplemented on September 17, 2018 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks to provide current income and real (after inflation) total returns.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 412 of the Fund’s prospectus, Appendix B to the prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions", and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None

1 of 6

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.38%	0.78%	0.54%	0.01%	0.53%	0.45%	0.32%	0.28%	0.26%
Total Annual Fund Operating Expenses	1.01%	2.16%	1.07%	0.39%	1.26%	1.13%	0.95%	0.76%	0.64%
Expense Reimbursement (1)	(0.11)%	(0.51)%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses after Expense Reimbursement	0.90%	1.65%	1.07%	0.39%	1.26%	1.13%	0.95%	0.76%	0.64%
(1)     Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A and 1.65% for Class C shares. It is expected that the expense limits will continue through the period ending February 28, 2019; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$463	$674	$902	$1,555
Class C	268	627	1,113	2,453
Class J	209	340	590	1,306
Institutional Class	40	125	219	493
Class R-1	128	400	692	1,523
Class R-2	115	359	622	1,375
Class R-3	97	303	525	1,166
Class R-4	78	243	422	942
Class R-5	65	205	357	798
With respect to Classes C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$168	$627	$1,113	$2,453
Class J	109	340	590	1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.9% of the average value of its portfolio.

2 of 6

Principal Investment Strategies
The Fund invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The Fund also invests in foreign securities, U.S. Treasuries and agency securities. The Fund utilizes derivative strategies, specifically futures, swaps, and options for purposes of managing the risk profile of the Fund. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
Under normal circumstances, the Fund maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities ("TIPS") Index. The Fund is not managed to a particular maturity.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures and Swaps. Futures and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future or swap; possible lack of a liquid secondary market for a future or swap and the resulting inability to close a future or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

•
Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

3 of 6

Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs, result in changes to expense ratios and increased expenses, and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principalfunds.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q3 '11	4.35%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(10.39)%

4 of 6

Average Annual Total Returns
For the periods ended December 31, 2017	1 Year	5 Years	10 Years
Class A Return Before Taxes	(1.47)%	(1.46)%	0.24%
Class A Return After Taxes on Distributions	(2.28)%	(1.95)%	(0.39)%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(0.83)%	(1.29)%	(0.05)%
Class C Return Before Taxes	0.55%	(1.48)%	(0.16)%
Class J Return Before Taxes	1.29%	(0.84)%	0.41%
Institutional Class Return Before Taxes	3.01%	(0.21)%	1.10%
Class R-1 Return Before Taxes	2.04%	(1.07)%	0.23%
Class R-2 Return Before Taxes	2.08%	(0.96)%	0.34%
Class R-3 Return Before Taxes	2.34%	(0.78)%	0.52%
Class R-4 Return Before Taxes	2.49%	(0.58)%	0.71%
Class R-5 Return Before Taxes	2.62%	(0.48)%	0.84%
Bloomberg Barclays U.S. Treasury TIPS Index (reflects no deduction for fees, expenses, or taxes)	3.01%	0.13%	3.53%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Management
Investment Advisor:
Principal Global Investors, LLC
Sub-Advisor and Portfolio Manager:
BlackRock Financial Management, Inc.

•	Akiva Dickstein (since 2018), Managing Director
Sub-Sub-Advisor and Portfolio Manager:
BlackRock International Limited

•	Chris Allen (since 2017), Managing Director
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 and Class R-2 shares will no longer be available for purchase from new retirement plans except in limited circumstances. See Purchase of Fund Shares for additional information.

5 of 6

Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

6 of 6